Exhibit 23.2

                      [KPMG Letterhead]

               CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated January 27, 1999, appearing on page 20 of Infinity Broadcasting
Corporation's Form 10-K/A and page 40 of Infinity
Broadcasting Corporation's Form 10-K for the year ended
December 31, 1998, incorporated by reference in this Registration Statement.


/s/  KPMG LLP




New York, New York
December 1, 1999